SUPPLEMENT DATED JUNE 30, 2026
TO THE PROSPECTUS AND UPDATING SUMMARY PROSPECTUS DATED MAY 1, 2026 FOR

Spinnaker® Variable Annuity

Portfolios Available:
The Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class S will only be available if you have been continuously invested in it as of July 1, 2026.

In addition, the Board of Trustees of the Neuberger Berman Advisers Management Trust approved the liquidation of the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class S. The liquidation is expected to take effect on or about September 17, 2026 (the “Liquidation Date”). In preparation for the liquidation, Symetra Life Insurance Company will no longer accept purchases of the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class S after September 15, 2026. After the Liquidation Date, the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class S will no longer be an investment option under your Contract.

If you have invested in the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class S, you may transfer all money out of the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class S and into another investment option available under the Contract. If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the money market portfolio available under your Contract on or about the Liquidation Date.